Putnam
Tax-Free
Health Care
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The past six months have been a difficult period for most fixed-income markets, and the municipal health-care market has been no exception. Nonetheless, Putnam Tax-Free Health Care Fund held its own amid challenging conditions, once again demonstrating the prudence of fund manager Blake Anderson's strategy for generating high current income with minimal risk. Indeed, while the fund's short-term performance may be unremarkable, its long-term performance remains quite impressive (see page 7).

Total return for 6 months ended 11/30/99

                Net asset value          Market price
----------------------------------------------------------------------
                   -2.51%                  -16.55%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.

* MUNICIPAL MARKET OFFERS OPPORTUNITY

Although there are no guarantees in investing, if history tells us anything about bond investing, it is this: buying a bond fund after a bad year is a smart thing to do. The bond market has endured its toughest year since 1994, and the second-worst year on record, the result of continuing fears of inflation and three moves by the Federal Reserve Board to raise interest rates. But after the bond bear markets of 1989 and 1994, investors experienced considerable opportunities. We believe that similar opportunities are present now.

As of December 1, 1999, an A-rated municipal revenue bond offered a 6% yield, which if you are in the top 39.6% tax bracket, is like getting an 11% taxable yield. Such levels of income aren't even available on lower-rated, higher-yielding (junk) bonds at present. With inflation still remarkably low at 3% or less, this means that after-tax, after-inflation returns are the highest they've been in years.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

VMIG1 -- 0.9%

B and below -- 9.7%

BB/Ba -- 16.2%

BBB/Baa -- 15.9%

A -- 2.1%

AAA/Aaa -- 52.9%

AA/Aa -- 2.3%

Footnote reads:
*As a percentage of market value as of 11/30/99. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


While municipal bonds have historically yielded about 85% of comparable U.S. Treasury bonds, that ratio has now reached nearly 100%. And the interest income is tax exempt. That's the good news. The painful news is that as interest rates rise, bonds prices fall, and the total return of municipal bond funds, including your fund, will inevitably reflect this relationship.

* HEALTH-CARE SECTOR UNDERPERFORMS SLIGHTLY

For experienced investors, today's well-valued health-care issues offer considerable opportunity. As credit spreads between health-care bonds and other municipal bonds have widened, this sector's performance has lagged and bond values have become very attractive. While the supply of health-care issues has remained moderate over the period, demand has been slack. Investor concerns centered around potential adverse effects of the Y2K issue on health-care institutions as well as a lingering pall cast over the sector following 1998's Philadelphia Graduate Hospital default. In addition, reduced increases in Medicare spending due to the Balanced Budget Act of 1997 have forced many hospitals to cut expenses, although some institutions have not been able to respond quickly enough to avoid short-term operating losses. As a result, credit ratings downgrades have exceeded upgrades over the past six months, and the health-care sector has underperformed.


[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS*

California           15.2%

Massachusetts        13.5%

Michigan              9.8%

Texas                 9.6%

New Jersey            5.8%

Footnote reads:
*These holdings represent 53.9% of the fund's net assets as of 11/30/99.


* DEFENSIVE PORTFOLIO PROTECTS PERFORMANCE

In seeking to generate high current income with below-market risk, the fund's portfolio tends to be fairly defensive. Over the past six months, it has retained a barbell shape with holdings concentrated at both ends of the investment-grade spectrum. The bulk of the fund's assets is invested in premium coupon bonds -- those selling at prices above par value and whose coupons are higher than current market rates. Currently nearly 53% of portfolio holdings are securities of the highest credit quality (AAA/Aa), while 15.9% of the holdings are invested in these premium coupon, BBB/Baa-rated bonds. In addition to their obvious income-producing benefits, these high-coupon bonds actually provide the fund with a hedge against market downturn. In declining markets such as the recent one, when yields are rising and bond prices are declining, their price declines less, helping to cushion the fund's share price.

Another defensive aspect of your fund's management in recent months has been its neutral to slightly short portfolio duration. With interest rates rising over the period, this positioning kept the fund flexible for the higher income opportunities that continued to become available rather than tying up assets in bonds with lower yields. This strategy helped the fund produce maximum income while preserving as much value as possible.

* BOTTOM-UP ANALYSIS GUIDES SECURITY SELECTION

Your fund relies on careful market analysis, in-depth industry knowledge, and diligent credit research to uncover appropriate holdings for the portfolio -- those offering the right combination of risk and reward. These techniques are especially helpful to fund performance in environments like that of the past six months, when broad market forces seem allied against the health-care sector. During the recent period, Putnam's team of credit analysts discovered several undervalued bonds with hidden credit potential among life-care and assisted living facilities. In addition, as an investor selloff of weak, generic investment-grade hospital bonds led many of these bonds to lose value, the lower-grade hospital bonds handpicked by your investment team performed well.

In April, the fund enjoyed an added bonus when its Rehabilitation Hospital of Cape Cod bonds were prerefunded. Purchased with a BB rating, these bonds were upgraded to a AAA rating in April of 1999. In a prerefunding, a bond issuer floats a second bond in order to pay off the first bond at its first call date. The proceeds from the sale of the second bond are invested in AAA-rated Treasury securities. The first bond is then said to be prerefunded and its credit rating usually rises significantly, which is what happened here.

* PROSPECTS BRIGHTEN

Although the Fed raised interest rates for a third time this year in November, the increase was anticipated and the market reacted favorably. Undoubtedly there will be some stumbling blocks ahead and we could see another interest-rate increase if the economy doesn't begin to slow down. On the other hand, we are approaching a period of historically strong demand in the municipal market, as a large number of bonds pay coupons on January 1, 2000, motivating investors to seek reinvestment opportunities. Your fund manager will remain focused on generating high income with below-market risk, continuing to utilize Putnam's credit team to sift through the health-care market for bonds with the right mix of return and risk.

* UPCOMING TRANSITION ANNOUNCED

This is the last letter to you and the other shareholders of Putnam Tax-Free Health Care Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.


TOTAL RETURN FOR PERIODS ENDED 11/30/99

                                                  Lehman Bros.
                                        Market     Municipal    Consumer
                                 NAV    price     Bond Index   price index
------------------------------------------------------------------------------
6 months                       -2.51%  -16.55%      -1.87%        1.32%
------------------------------------------------------------------------------
1 year                         -1.62   -19.00       -1.08         2.68
------------------------------------------------------------------------------
5 years                        43.48    27.27       43.85        12.49
Annual average                  7.49     4.94        7.54         2.38
------------------------------------------------------------------------------
Life of fund (since 6/29/92)   65.80    31.83       56.70        20.11
Annual average                  7.05     3.79        6.24         2.50
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/99

-----------------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------------
Number                                                6
-----------------------------------------------------------------------------
Income                                               $0.45
-----------------------------------------------------------------------------
Capital gains1                                          --
-----------------------------------------------------------------------------
 Total                                               $0.45
-----------------------------------------------------------------------------
Share value (common shares)                     NAV        Market price
-----------------------------------------------------------------------------
5/31/99                                        $14.50        $14.563
-----------------------------------------------------------------------------
11/30/99                                        13.69         11.750
-----------------------------------------------------------------------------
Current return (common shares) (end of period)
-----------------------------------------------------------------------------
Current dividend rate2                           6.57%          7.66%
-----------------------------------------------------------------------------
Taxable equivalent3                             10.88          12.68
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                                               Market
                                   NAV         price
--------------------------------------------------------------------------
6 months                          -2.74%      -20.14%
--------------------------------------------------------------------------
1 year                            -3.36       -23.35
--------------------------------------------------------------------------
5 years                           38.79        21.66
Annual average                     6.78         4.00
--------------------------------------------------------------------------
Life of fund (since 6/29/92)      63.99        25.72
Annual average                     6.82         3.10
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
November 30, 1999 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC                -- AMBAC Indemnity Corporation
COP                  -- Certificate of Participation
FGIC                 -- Financial Guaranty Insurance Company
FNMA Coll.           -- Federal National Mortgage Association Collateralized
FSA                  -- Financial Security Assurance
IFB                  -- Inverse Floating Rate Bonds
IF COP               -- Inverse Floating Rate Certificate of Participation
MBIA                 -- Municipal Bond Investors Assurance Corporation
VRDN                 -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                               RATING (RAT)          VALUE
Alaska (1.1%)
--------------------------------------------------------------------------------------------------------------------------
        $ 2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          Aa1         $    2,135,000

Arizona (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          6,380,000  Cochise Cnty., Indl. Dev. Rev. Bonds (Sierra Vista
                       Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21                                   AAA              6,890,400
          1,875,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Casa Grande Regl. Med. Ctr.), Ser. A,
                       8 1/8s, 12/1/22                                                          B/P              1,898,438
                                                                                                            --------------
                                                                                                                 8,788,838

California (15.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
         12,485,000    (Pub. Impts.), Ser. C, FSA, zero %, 9/1/34                               Aaa              1,513,805
         17,000,000    (Cap. Appn. Sub. Pub. Impt.), Ser. C, FSA,
                       zero %, 9/1/30                                                           Aaa              2,635,000
         17,000,000    (Cap. Appn. Sub. Pub. Impt.), Ser. C, FSA,
                       zero %, 9/1/29                                                           Aaa              2,805,000
          1,000,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB                835,000
          4,000,000  Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s,
                       7/1/11 (acquired 3/5/96, cost $4,000,000) (RES)                          B-/P             3,800,000
         17,105,000  Riverside Cnty., Asset Leasing Corp. Leasehold
                       Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                       zero %, 6/1/25                                                           Aaa              3,613,431
          3,000,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                       cost $3,237,006) (RES) (SEG)                                             AAA/p            3,686,250
          4,750,000  San Francisco, City & Cnty. Arpts. Rev. Bonds,
                       FGIC, 7.386s, 5/1/25 (acquired 1/3/96,
                       cost $5,327,006) (RES)                                                   AAA              5,515,937
          1,000,000  San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                       Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                                AAA                142,500
          4,145,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BBB-             4,150,181
                                                                                                            --------------
                                                                                                                28,697,104

Colorado (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  CO Hlth. Facs. Auth. Rev. Bonds (Hosp. Impt.-
                       NCMC, Inc.), 5 3/4s, 5/15/19                                             AAA              2,940,000
          1,500,000  Denver, Hlth. & Hosp. Rev. Bonds, Ser. A,
                       5 3/8s, 12/1/28                                                          Baa2             1,243,125
                                                                                                            --------------
                                                                                                                 4,183,125

Connecticut (3.9%)
--------------------------------------------------------------------------------------------------------------------------
                     CT State Dev. Auth. 1st Mtge. Rev. Bonds
                       (Inter-Church Residences Inc.)
          3,500,000    9 5/8s, 4/1/21                                                           Aaa              3,854,375
          1,200,000    9 1/2s, 5/1/13                                                           Aaa              1,320,000
          2,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                         AAA/P            2,257,500
                                                                                                            --------------
                                                                                                                 7,431,875

Florida (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,850,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA,
                       7.605s, 10/29/21                                                         Aaa              5,419,875

Georgia (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                       (Babtist Hlthcare Sys), 6 1/4s, 10/1/18                                  B/P                901,250
          2,000,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                       AMBAC, 6.4s, 1/1/13                                                      Aaa              2,187,500
                                                                                                            --------------
                                                                                                                 3,088,750

Illinois (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     IL Dev. Fion. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          2,105,000    8 3/4s, 7/1/11                                                           B/P              2,268,138
          1,080,000    8 3/4s, 7/1/11 Prerefunded                                               AAA/P            1,154,250
                                                                                                            --------------
                                                                                                                 3,422,388

Kentucky (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000    8.989s, 10/23/14                                                         Aaa              1,484,000
            600,000    6.436s, 10/23/14                                                         Aaa                684,750
                                                                                                            --------------
                                                                                                                 2,168,750

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,740,000  Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                       8 3/8s, 6/1/22                                                           BB-/P            2,832,475

Massachusetts (13.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  MA State Dev. Fin. Agcy. Rev. Bonds
                       (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              1,363,125
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,300,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                       8 3/8s, 7/1/15                                                           AAA              3,446,190
          3,685,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                       7 7/8s, 8/15/24                                                          AAA/P            4,200,900
          3,360,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Ba1              3,578,400
          2,000,000    (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07                        A1               2,127,500
          2,650,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            2,911,687
          3,500,000    (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                       11/15/22                                                                 Aaa              3,815,000
          3,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds
                       (Residential Dev.), Ser. E, FNMA Coll.,
                       6 1/4s, 11/15/12                                                         Aaa              3,142,500
            900,000  MA State Indl. Fin. Agcy. Rev. Bonds (Odd Fellows
                       Home of MA), 9.6s, 1/1/15                                                AAA/P              921,780
                                                                                                            --------------
                                                                                                                25,507,082

Michigan (9.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Dickinson Cnty., Hosp. Rev. Bonds (Memorial
                       Hosp. Syst.), 8 1/8s, 11/1/24                                            Ba1              5,225,625
                     MI State Hosp. Fin. Auth. Rev. Bonds
          4,130,000    (Garden City Hosp.), 8 1/2s, 9/1/17                                      Ba3              4,496,538
          1,750,000    (Sinai Hosp.), 6.7s, 1/1/26                                              A-               1,699,687
          3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              3,130,020
          1,500,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                            Baa3             1,357,500
          3,100,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39 (acquired 12/31/98,
                       cost $3,100,000) (RES)                                                   B-/P             2,635,000
                                                                                                            --------------
                                                                                                                18,544,370

Minnesota (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  Rochester Hlthcare Fac. Rev. Bonds (Olmsted
                       Med. Group), 7 1/2s, 7/1/19                                              BB+/P            1,467,375

Missouri (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,600,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            4,696,968
          1,700,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev. Bonds
                       (Jefferson Memorial Hosp.), 6.8s, 5/15/25                                Baa2             1,727,625
                                                                                                            --------------
                                                                                                                 6,424,593

New Hampshire (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  NH Bus. Fin. Auth. Rev. Bonds (Alice Peck
                       Day Hlth. Syst.), Ser. A, 7s, 10/1/29                                    BB+/P            1,387,500
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          1,910,000    (Alice Peck Day Memorial Hosp.), 9 3/8s, 11/1/20                         BB+/P            2,054,472
          1,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              AAA                862,500
                                                                                                            --------------
                                                                                                                 4,304,472

New Jersey (5.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                       (Meridian Assisted Living), 6 3/4s, 8/1/30                               B\P                917,500
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,440,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              3,575,502
          4,755,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  AAA              4,956,945
          1,450,000    (Columbus Hosp.), Ser. A, 7 1/2s, 7/1/21                                 B2               1,453,625
                                                                                                            --------------
                                                                                                                10,903,572

New York (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                       Hosp. Staff), Ser. A, 3.55s, 11/1/10                                     VMIG2            1,700,000
          2,000,000  Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret. Rev.
                       Bonds (Jefferson's Ferry), Ser. A, 7 1/4s, 11/1/28                       BB-/P            1,992,500
          1,000,000  Suffolk Cnty., Indl. Dev. Agcy. Fac. Rev. Bonds
                       (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/20                              B-/P               983,750
                                                                                                            --------------
                                                                                                                 4,676,250

Oklahoma (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  Baa2               820,000

Pennsylvania (5.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,210,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                                   Aaa              2,237,625
          2,545,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                       Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                       7 5/8s, 11/1/07                                                          BBB-/P           2,665,888
          1,285,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                       Ser. A&B, 7 1/4s, 7/1/18 (acquired various dates
                       from 11/2/95 to 9/24/96, cost $1,285,000) (RES)
                       (In default)(NON)                                                        CCC                424,050
          2,950,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp. IFB,
                       FGIC, 6.611s, 3/6/12                                                     Aaa              2,887,313
          1,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                       Rev. Bonds (Graduate Hlth. Syst.), Ser. B, 6 1/4s,
                       7/1/13 (acquired 8/28/96, cost $940,480) (RES)
                       (In default) (NON)                                                       B2                 330,000
          2,090,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac. Rev.
                       Bonds (Rehabilitation Hosp. of York), 7 1/2s, 9/1/07                     BBB-/P           2,181,438
                                                                                                            --------------
                                                                                                                10,726,314

South Carolina (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1             3,127,500

South Dakota (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  SD State Hlth. & Ed. Fac. Auth. Rev Bonds
                       (Prairie Lakes), 5.65s, 4/1/22                                           BBB+             2,146,875

Tennessee (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.783.s, 1/1/22                            Aaa              1,874,250

Texas (9.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,650,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                       Baptist Hosp.), FSA, 8.936s, 1/1/22 (SEG)                                Aaa              4,097,125
          5,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            5,518,750
            960,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              1,087,200
          2,500,000  Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                       6 1/4s, 8/15/29                                                          BB+              2,221,875
          3,700,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Mem. Hlth.
                       Syst. of East TX), 5.7s, 2/15/28                                         BBB              3,195,875
                     North Central Hlth. Fac. Dev. Corp. Rev.
                       Bonds (Hosp.)
          1,810,000  Ser. B, 7.861s, 5/15/08                                                    Aa2              1,900,500
            190,000  Ser. B, 7.861s, 5/15/08, Prerefunded                                       AA                 201,638
                                                                                                            --------------
                                                                                                                18,222,963

Utah (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                       9.92s, 5/15/20                                                           Aaa              1,067,500

Vermont (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,870,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                                 BBB              1,774,163

Virginia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax
                       Hosp. Syst.), Ser. C, 9.327s, 8/29/23                                    Aaa              1,120,000

Washington (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,125,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                       (Samaritan Hosp.), 9 1/4s, 9/1/10                                        BBB/P            2,226,935

West Virginia (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                       Ser. A, 7.65s, 11/1/21                                                   Baa1        $    2,025,875
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $185,942,593) (b)                                              $  185,128,269
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $189,082,507.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $188,917,298, resulting in gross unrealized appreciation and depreciation of $6,040,986 and $9,830,015, respectively, or net unrealized depreciation of $3,789,029.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      November 30, 1999 was $16,391,237 or 8.7% of net assets.

(SEG) A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1999.


-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999 (Unaudited)
                                      Aggregate Face   Expiration   Unrealized
                         Total Value       Value          Date     Depreciation
-------------------------------------------------------------------------------
Muni Bond Future        $10,010,000     $10,341,443      Dec 99     $(331,443)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $185,942,593) (Note 1)                                            $185,128,269
-----------------------------------------------------------------------------------------------
Cash                                                                                  4,237,574
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   3,085,261
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           20,000
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          34,125
-----------------------------------------------------------------------------------------------
Total assets                                                                        192,505,229

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,035,418
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,012,486
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            332,685
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           12,787
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,098
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   28,248
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     3,422,722
-----------------------------------------------------------------------------------------------
Net assets                                                                         $189,082,507

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                           $191,839,876
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            617,079
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (2,228,681)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (1,145,767)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $189,082,507

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($189,082,507 divided by 13,807,168 shares)                    $13.69
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1999 (Unaudited)
Tax exempt interest income:                                                        $  6,703,332
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        686,835
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           99,421
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        6,230
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,256
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  11,385
-----------------------------------------------------------------------------------------------
Auditing                                                                                 22,084
-----------------------------------------------------------------------------------------------
Legal                                                                                     1,989
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    12,152
-----------------------------------------------------------------------------------------------
Postage                                                                                  16,277
-----------------------------------------------------------------------------------------------
Other                                                                                     7,554
-----------------------------------------------------------------------------------------------
Total expenses                                                                          867,183
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (39,283)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            827,900
-----------------------------------------------------------------------------------------------
Net investment income                                                                 5,875,432
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (293,945)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (521,539)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                  (9,913,463)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (10,728,947)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $ (4,853,515)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    November 30          May 31
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  5,875,432    $ 12,263,079
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (815,484)       (728,076)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (9,913,463)     (5,661,073)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (4,853,515)      5,873,930
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
    From net investment income                                                       (6,212,340)    (12,425,247)
---------------------------------------------------------------------------------------------------------------
    From net realized gain on investments                                                    --        (630,988)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (11,065,855)     (7,182,305)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 200,148,362     207,330,667
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $617,079 and $953,987 respectively)                                      $189,082,507    $200,148,362
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                                    13,807,168      13,807,168
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         Nov. 30
operating performance           (Unaudited)                                  Year ended May 31
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $14.50           $15.02           $14.56           $14.11           $14.13        $14.29
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                .43              .89              .91              .93              .94           .96
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.79)            (.46)             .50              .42             (.03)          .03
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.36)             .43             1.41             1.35              .91           .99
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.45)            (.90)            (.91)            (.90)            (.93)        (1.01)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.05)            (.04)              --               --          (.14)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.45)            (.95)            (.95)            (.90)            (.93)        (1.15)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $13.69           $14.50           $15.02           $14.56           $14.11        $14.13
---------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                    $11.750          $14.563          $14.500          $14.125          $13.500       $13.375
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)               (16.55)*           6.89             9.47            11.68             8.74          1.20
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $189,083         $200,148         $207,331         $200,987         $194,755      $195,079
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .45*             .90              .89              .90              .92           .90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.03*            5.98             6.11             6.45             6.62          6.85
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             11.91*            8.53            16.25             7.92            44.68         39.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Notes to financial statements
November 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At May 31, 1999, the fund had a capital loss carryover of approximately $277,000 available to offset future capital gains, if any, which will expire on May 31, 2007.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1999, fund expenses were reduced by $39,283 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $594 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $22,643,969 and $24,346,800, respectively. There were no purchases and sales of U.S. government obligations.

Results of October 7, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                              Votes
                                   Votes for                 withheld
Jameson Adkins Baxter              12,302,656                144,509
Hans H. Estin                      12,286,113                161,053
John A. Hill                       12,300,946                146,220
Ronald J. Jackson                  12,301,048                146,117
Paul L. Joskow                     12,304,401                142,765
Elizabeth T. Kennan                12,289,774                157,391
Lawrence J. Lasser                 12,301,692                145,473
John H. Mullin III                 12,304,401                142,765
Robert E. Patterson                12,296,783                150,382
William F. Pounds                  12,280,020                167,146
George Putnam                      12,291,427                155,738
George Putnam, III                 12,293,253                153,912
A.J.C. Smith                       12,287,495                159,670
W. Thomas Stephens                 12,298,288                148,877
W. Nicholas Thorndike              12,290,153                157,012

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: 12,343,037 votes for, and 29,919 votes against, with 74,202 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


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Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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